                                  Exhibit 10.3

                              THE BISYS GROUP, INC.
                          EXECUTIVE LIFE INSURANCE PLAN



         THIS SPLIT DOLLAR PLAN (the "Plan"), made and established as of the 1st day of January, 1998 (the "Effective Date"), by THE BISYS GROUP, INC., a Delaware corporation, (hereinafter referred to as the "Company" or the "Employer"),

         WITNESSETH THAT:

         WHEREAS, the Employer desires to establish this Plan for the benefit of certain of its employees (herein "Employees" or "Participants");

         WHEREAS, this Plan will provide certain life insurance benefits for each Participant in the event of his or her death as provided herein, under a policy of life insurance insuring the life of the Participant (hereinafter referred to as the "Policy");

         WHEREAS, the benefits provided herein replace certain group term insurance benefits previously provided by the Company for the Employees;

         WHEREAS, the Company is willing to pay all of the premiums due on the Policy as an additional employment benefit for each Participant, on the terms and conditions hereinafter set forth;

         WHEREAS, each Employee (or a trust established by the Employee, or another person or entity designated by the Employee) shall be the owner ("Owner") of each Policy on the Employee's life hereunder and, as such, shall possess all incidents of ownership in and to such Policy;

         WHEREAS, the Company wishes to have the Policies collaterally assigned to it by the Owner, in order to secure the repayment of the amounts which it will pay toward the premiums on the Policies, and to allow the Company to exercise any and all investment and other similar rights with respect to the Policy;

         WHEREAS, the Company intends that by such collateral assignments the Company shall receive only the right to such repayment, with the Owner retaining certain other ownership rights in the Policy, as specified herein; and

         WHEREAS, the Company may assign or otherwise transfer some or all of its rights under such collateral assignments to a trust which may be established by Company (herein the "Rabbi Trust");

         NOW, THEREFORE, the Employer hereby establishes the Plan on the following terms and conditions:

         1. Establishment and Purpose. Employer hereby establishes the Plan as of the Effective Date. The Plan shall be known as "The BISYS Group, Inc. Executive Life Insurance Plan" or "The BISYS Group, Inc. Split Dollar Plan." The purpose of the Plan is to provide death benefits to the Participants' beneficiaries in certain events.

         2. Definitions. Except as otherwise provided herein, the following terms shall have the definitions hereinafter indicated whenever used in this Plan with initial capital letters:

                  (a) "Employee": An employee of the Employer selected by the Employer to participate in this Plan, and who elects to participate in this Plan by executing and delivering to the Employer a Participation Agreement in substantially the form of Exhibit 1 attached hereto or as amended or replaced by the Company from time to time, provided that all Participants herein shall be members of a select group of management or highly compensated employees.

                  (b) "Insurer": The life insurance company issuing the Policy on the life of an Employee.

                  (c) "Participant": The term "Participant" shall have the same definition herein as the term "Employee", provided that in the event the Participation Agreement designates an irrevocable life insurance trust or other designee as the Owner, notwithstanding any other provision herein, such trust or other designee shall be treated as a "Participant" hereunder to the extent applicable, and such trust or other designee shall be deemed to own all the "incidents of ownership" that otherwise would be held by the Employee (the "term incidents of ownership" shall have the same definition as in Section 2042 of the Internal Revenue Code of 1986 as amended, and all regulations thereunder), and the Employee shall have no "incidents of ownership" in the Policy.

                  (d) "Participation Agreement": An agreement in the form attached hereto as Exhibit 1 and hereby incorporated herein by this reference, and as may be amended or replaced by the Company from time to time.

                  (e) "Plan": This The BISYS Group, Inc. Executive Life Insurance Plan established hereby.

         3. Eligibility. The Company shall determine which individuals may participate in this Plan. In order to be a Participant in this Plan an individual shall execute (i) a Participation Agreement, and (ii) a collateral assignment document (herein "Collateral Assignment"), both in the form and manner permitted by the Company, and shall deliver both the Participation Agreement and the Collateral Assignment to the Company as the Company shall determine. Also, in order to be a Participant herein, the Participant must cooperate in the acquisition of the Policy on such Participant's life to the extent reasonably necessary.

         4. Acquisition of the Policy. The Company and each Participant shall cooperate to the extent necessary in acquiring a Policy in the initial face amount set forth in the applicable Participation Agreement. The Company and each Participant hereto agree that they will take all necessary action to cause an Insurer to issue the Policy on the life of the Employee, and shall take any further action which may be necessary to cause the Policy on the life of each Employee to conform to the provisions of this Plan. The rights of the Owner and the Company with respect to each Policy acquired hereunder shall be subject to the terms and conditions of this Plan, the applicable Participation Agreement, and the applicable Collateral Assignment.

         5.       Policy Ownership.

                  (a) The Owner shall be the sole and absolute owner of the Policy on the Employee's life, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as may otherwise be provided herein.

                  (b) It is the intention of the Company that in regards to the Collateral Assignment executed by each Owner to the Company in connection herewith that the Owner shall retain all rights which the Policy grants to the owner thereof except that the Company hereunder shall have the rights (i) to be repaid the amounts which it has paid toward the premiums on the Policy, and (ii) to exercise any and all investment and other similar rights with respect to the Policy. Specifically, but without limitation, the Company shall neither have nor exercise any right as collateral assignee of the Policy which could in any way defeat or impair the Owner's right to receive the cash surrender value or the death proceeds of the Policy in excess of the amount due the Company hereunder. All provisions of this Plan and of such Collateral Assignments shall be construed so as to carry out such intention.

         6. Policy Dividends. Any dividend declared on a Policy, if any, shall be applied, at the option of the Company either (i) to purchase one year term insurance on the life of the Employee, (ii) to reduce the premiums payable on the Policy; (iii) to purchase paid-up additional insurance on the life of the Employee; or (iv) as the Company may otherwise designate. The Company may change the option selected at any time and from time to time.

         7.       Payment of Premiums.

                  (a) On or before the due date of each scheduled Policy premium, or within the grace period provided therein, the Company shall pay the full amount of the premium to the Insurer, and shall, upon request, promptly furnish the Employee evidence of timely payment of such premium. The Company shall annually furnish the Employee a statement of the amount of income reportable by the Employee for federal and state income tax purposes as a result of its payment of such premiums and the insurance protection provided to the Owner as the policy beneficiary.

                  (b) Notwithstanding any other provision herein, the Company shall only be obligated to pay the scheduled premiums hereunder with respect to a Policy (or Policies) on an Employee's life for (i) ten (10) years for Participants age 54 or less at the time Employee becomes a Participant hereunder, or (ii) for six (6) years for Participants age 55 or more at the time Employee becomes a Participant hereunder.

                  (c) Notwithstanding any other provision herein, an Employee or Owner may elect to pay additional premiums with respect to the Policy, and the Owner shall be entitled to all benefits derived from the payment of such excess premiums.

         8. Collateral Assignment. To secure the repayment to the Company of the amount of the premiums on the Policy paid by it hereunder, the Owner shall, contemporaneously with the Employee becoming a Participant hereunder, assign the Policy to the Company as collateral, under the form used by the Insurer for such assignments (or the form designated by the Company from time to time), which collateral assignment specifically provides that the Company shall have the right thereunder to be repaid the amounts it has paid toward premiums on the Policy hereunder. Such repayment shall be made from the cash surrender value of the Policy (as defined therein) if this Plan is terminated with respect to the Employee or if the Owner surrenders or cancels the Policy, or from the death proceeds of the Policy if the Employee should die while the Policy and Plan remain in force. In no event shall the Company take any action which would impair or defeat the rights of the Owner in and to the Policy. The collateral assignment of the Policy to the Company hereunder shall not be terminated, altered or amended by the Owner while the Employee (or the Owner) is a Participant hereunder. The Employees and Owners shall take all action necessary to cause such Collateral Assignments to conform to the provisions of this Plan.

         9.       Limitations on Owner's Rights in a Policy.

                  (a) An Owner shall take no action with respect to a Policy which would in any way compromise or jeopardize the Company's right to be repaid the amounts it has paid toward premiums on the Policy while this Plan is in effect with respect to such Employee or Owner.

                  (b) The Owner may pledge or assign a Policy, subject to the terms and conditions of this Plan, in order to secure a loan from the Insurer or from a third party, in an amount which shall not exceed the cash surrender value of the Policy (as defined therein) as of the date to which premiums have been paid, less the amount paid toward the premiums on the Policy by the Company hereunder. Interest charges on such loan shall be the responsibility of and be paid by the Owner.

                  (c) The Owner shall have the sole right to surrender or cancel a Policy on the life of an Employee, and to receive the full cash surrender value of the Policy directly from the Insurer. Upon the surrender or cancellation of the Policy, the Company shall have the unqualified right to receive a portion of the cash surrender value equal to the total amount of the premiums paid by it hereunder. Immediately upon receipt of the cash value of the Policy from the Insurer, the Owner shall pay to the Company the portion of such cash value to which it is entitled hereunder and shall retain the balance, if any; upon such receipt and payment, this Plan shall thereupon terminate with respect to such Employee. In no event shall the Owner or the Employee, or any of their respective successors or assigns, have any liability whatsoever if the cash surrender value is less than the premiums paid by the Company at such time.

         10.      Collection of Death Benefit.

                  (a) Upon the death of the Employee, the Owner and the Company shall cooperate to take whatever action is necessary to collect the death benefit provided under the Policy; and when such benefit has been collected and paid as provided herein, the Employee's participation (and the Owner's rights) hereunder shall terminate and the Company shall have no further obligations to such Participant or the Owner or his, her or their successors or assigns.

                  (b) Upon the death of the Employee, the Company shall have the unqualified right to receive a portion of such death benefit equal to the total amount of the premiums paid by it hereunder. The Owner's designated beneficiary under the Policy shall then be entitled to receive an amount equal to four (4) times the Employee's base salary at the time the Employee became a Participant hereunder and increasing by seven (7) percent annually plus any death benefit derived from the payment of extra premiums by the Employee or Owner as provided in Section 7(c) hereof. The balance of the death benefit provided under the Policy, if any, shall be paid to the Company. In no event shall the amount payable to the Company hereunder exceed the Policy proceeds payable at the death of the Employee. No amount shall be paid from such death benefit to the Owner (or the Owner's Beneficiary) until the Company has been repaid for its premium payments hereunder. The beneficiary designation provision of the Policy on each Employee's life shall conform to the provisions hereof.

                  (c) Notwithstanding any provision herein to the contrary, in the event that, for any reason whatsoever, no death benefit is payable under the Policy upon the death of the Employee and in lieu thereof the Insurer refunds all or any part of the premiums paid for the Policy, the Company and the Owner shall have the unqualified right to share such premiums based on their respective cumulative contributions thereto.

         11.      Termination of Employee's Participation.

                  a. An Employee's participation in this Plan shall terminate during the Employee's lifetime upon the occurrence of any of the following events: (a) the total cessation of the business of the Company; (b) the bankruptcy, receivership or dissolution of the Company; (c) the later of (i) fifteen (15) years of participation hereunder by the Employee or
(ii) the Employee attaining age sixty (60); (d) the termination of the Employee's employment with the Employer before the later of (i) fifteen (15) years of participation hereunder by the Employee or (ii) the Employee attaining age sixty (60); or (e) the termination of this Plan by the Company under Section 15 hereunder.

                  b. Notwithstanding any other provision herein, in the event that (i) a Change of Control (as hereinafter defined) occurs, and (ii) the Company fails to make a required premium payment under Section 7 before the due date of such premium (or within the grace period provided therein), as a result of such breach, the Company shall not be entitled to recover any of its premium payment made under such Policy, and instead such amount shall be paid to the Owner or the Owner's Beneficiary hereunder as appropriate. For purposes of this Section, a "Change of Control" shall mean the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of Company or of the sale of all or substantially all of Company's assets.

         12. Disposition of the Policy on Termination of the Employee's Participation During the Employee's Lifetime.

                  (a) For sixty (60) days after the date of the termination of the Employee's participation in this Plan during the Employee's lifetime as provided in Section 11 herein, the Owner shall have the option of obtaining the release of the Collateral Assignment of the Policy to the Company. To obtain such release, the Owner shall repay to the Company the total amount of the premium payments made by the Company hereunder. Upon receipt of such amount, the Company shall release the Collateral Assignment of the Policy by the execution and delivery of an appropriate instrument of release.

                  (b) If the Owner fails to exercise such option within such sixty (60) day period, then, at the request of the Company, the Owner shall execute any document or documents required by the Insurer to transfer the interest of the Owner in the Policy to the Company. Alternatively, the Company may enforce its right to be repaid the amount of the premiums on the Policy paid by it from the cash surrender value of the Policy under the Collateral Assignment of the Policy; provided that in the event the cash surrender value of the Policy exceeds the amount due the Company, such excess shall be paid to the Owner. In no event shall the Owner or the Employee, or any of their respective successors or assigns, have any liability whatsoever if the cash surrender value is less than the premiums paid by the Company. Thereafter, neither the Owner nor the Owner's successors, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Plan.

         13. Insurer. The Insurer shall be fully discharged from its obligations under a Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Plan, or any modification or amendment hereof, nor shall any provision herein in any way be construed as enlarging, changing, varying or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the Collateral Assignment executed and filed with the Insurer in connection herewith or the beneficiary designation executed and filed with the Insurer in connection herewith. An Insurer shall be fully protected in complying with any written instruction regarding a Policy provided by the Company.

         14. Named Fiduciary, Determination of Benefits, Claims Procedure and Administration.

                  (a) The Company is hereby designated as the named fiduciary under this Plan. The named fiduciary shall have authority to control and manage the operation and administration of this Plan, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objective of this Plan.

                  (b) (1) Claim. A person who believes that he or she is being denied a benefit to which he or she is entitled under this Plan (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the Compensation Committee of the Company at its then principal place of business.

                  (2) Claim Decision. Upon receipt of a claim, the Company shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Company may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

                           If the claim is denied in whole or in part, the
Company shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to pertinent provisions of this Plan on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (e) the time limits for requesting a review under subsection (3) and for review under subsection (4) hereof.

                  (3) Request for Review. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Company review the determination of the Company. Such request must be addressed to the Secretary of the Company, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Company. If the Claimant does not request a review of the Company's determination by the Secretary of the Company within such sixty (60) day period, he or she shall be barred and estopped from challenging the Company's determination.

                  (4) Review of Decision. Within sixty (60) days after the Secretary's receipt of a request for review, he or she will review the Company's determination. After considering all materials presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Plan on which the decision is based. If special circumstances require that the sixty
(60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

         15. Amendments. This Agreement may be amended, altered, modified, or terminated by the Company by the delivery of a written instrument to the Participants impacted by such amendment, alteration, modification or termination.

         16. Binding Effect. This Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

         17. Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Plan shall be in writing, and shall be signed by the party giving or making same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand.

         18. Governing Law. This Plan, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the Company has executed this Plan effective as of the day and year first above written.


                                            THE BISYS GROUP, INC.




                                            By:_____________________________

                                    Print Name:_____________________________

                                   Print Title:_____________________________
                                                        "Company"

                                    EXHIBIT 1

                             PARTICIPATION AGREEMENT

Name of Employee:_______________________________________________
Employee's Address:_____________________________________________
________________________________________________________________
Employee's Social Security Number:______________________________
Employee's Date of Birth:_______________________________________
Insurer:________________________________________________________
Policy Number:__________________________________________________
Initial Face Amount:____________________________________________
Date of Issuance of Policy:_____________________________________
Name of Owner:__________________________________________________
Owner's Address:________________________________________________
________________________________________________________________
Owner's Social Security Number:_________________________________

AGREEMENT TO PARTICIPATE

         The undersigned employee of THE BISYS GROUP, INC. hereby agrees to be a Participant under THE BISYS GROUP, INC. Executive Life Insurance Plan ("Plan") and the undersigned hereby acknowledges that as a result of the premium payments under Section 7 of the Plan, the undersigned shall be required to include an additional amount in taxable income each year (and pay additional income tax as a result of such amount).

         IN WITNESS WHEREOF, the Participant has executed this Participation Agreement on the date designated below.



Date:_______________, 199__                          ___________________________
                                                     Signature of Participant



Received:
                                                     THE BISYS GROUP, INC.

                                            By:_____________________________

                                    Print Name:_____________________________

                                   Print Title:_____________________________

                                          Date: ___________, 199__